Fair Value Measurements	3 Months Ended
Mar. 31, 2018
Fair Value Disclosures [Abstract]
Fair Value Measurements

Note 9. Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A hierarchy has been established for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that are developed using market data, such as publicly available information about actual events or transactions, and that reflect the assumptions that market participants would use when pricing the asset or liability. Unobservable inputs are inputs for which market data are not available and that are developed using the best information available about the assumptions that market participants would use when pricing the asset or liability.

The fair value hierarchy is categorized into three Levels. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date. Level 2 inputs include inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3 inputs are unobservable inputs for the asset or liability. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1 inputs) and the lowest priority to unobservable inputs (Level 3 inputs). Categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Financial instruments measured at fair value

The following tables summarize the Company’s financial assets and liabilities that are carried at fair value on a recurring basis, in its consolidated balance sheets:

	March 31, 2018	December 31, 2017
	(U.S. $ in thousands)
Assets:
Foreign exchange forward contracts not designated as hedging instruments	$158	$90
Foreign exchange forward contracts designated as hedging instruments	24	263

Liabilities:
Foreign exchange forward contracts not designated as hedging instruments	(1,140)	(921)
Foreign exchange forward contracts designated as hedging instruments	(20)	-
	$(978)	$(568)

The Company’s foreign exchange forward contracts are classified as Level 2, as they are not actively traded and are valued using pricing models that use observable market inputs, including interest rate curves and both forward and spot prices for currencies (Level 2 inputs).

Other financial instruments consist mainly of cash and cash equivalents, current and non-current receivables, net investment in sales-type leases, bank loan, accounts payable and other current liabilities. The fair value of these financial instruments approximates their carrying values.